SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                Form 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) January 18, 2005

                           Commerce Group Corp.
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           (Exact name of registrant as specified in its charter)

        Wisconsin                  1-7375                 39-1942961
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                    Identification No.)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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         (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT AND
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT.

The Registrant's former independent accountant, Bruce Michael Redlin, CPA, LLC (BMR) resigned from that capacity as he was not registered with the Public Company Accounting Oversight Board (PCAOB) as is required.

PCAOB Rule 2100 provides that effective October 22, 2003, any public accounting firm that prepares or issues any audit report with respect to public companies must be registered with it. Since BMR did audit the Registrant's financial statements as of its fiscal year ended March 31, 2004, and BMR was not registered with the PCAOB, this audit report is regarded as being incomplete. In order to correct such deficiency, the Registrant, on January 18, 2005 engaged Moore & Associates Chartered which is registered with the PCAOB as its new independent accountants.

The audit report by BMR on the financial statements of the Registrant dated May 10, 2004, including the balance sheets as of March 31, 2004 and 2003 and the statements of operations, cash flows and statement of shareholders' equity for the years ended March 31, 2004 and 2003 did not contain an adverse opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On January 18, 2005, the Registrant engaged Moore & Associates Chartered as its new independent accountants. Prior to the engagement of Moore & Associates Chartered, the Registrant did not consult with Moore & Associates Chartered on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements. BMR was provided by the disclosure set forth above and provided the Registrant with a letter to the effect that it did not disagree with the above statements as far as they related to BMR. A copy of BMR's letter is filed as an exhibit to this Current Report. The only difference is that BMR is not registered with the PCAOB.

As a result of BMR not being registered with the PCAOB, Nasdaq, the overseer of companies quoted on the OTCBB, on January 19, 2005, via fax informed the Registrant as follows:

"This is to inform you that, pursuant to the January 13, 2005 oral hearing before a Hearings Panel designated by the NASD Board of Governors (the '"Panel"'), a determination has been made in the matter of Commerce Group Corp. (the '"Company"') and the Company's request for the continued quotation of its securities on the OTC Bulletin Board (the '"OTCBB"').1 [footnote omitted] The Company was previously notified that quotation of its securities would cease due to the Company's failure to timely file a completed Form 10-K for the fiscal year ended June 30, 2004 [March 31, 2004] and its Form 10-Q for the quarter ended September 30, 2004 with the
Securities and Exchange Commission.   On December 13, 2004, the Company
requested a hearing, which stayed the action. Accordingly, the Panel determined that the Company's securities are not eligible for continued quotation on the OTCBB and, based on the filing delinquency, to delete all quotations of the Company's securities on the OTCBB effec tive with the open of business on Friday, January 21, 2005. The hearing file has been closed.2 [footnote omitted]."

Since the Registrant had a dual listing on the OTCBB and the Pink Sheets, its share quotes continue on the Pink Sheets under the symbol: CGCO.PK

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

16.1 Letter of Bruce Michael Redlin, CPA, LLC dated January 21, 2005 regarding the change in certifying accountant (filed herewith).

99.1 Announcement of the engagement of Moore & Associates Chartered as independent registered public accounting firm (filed herewith).


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Edward L. Machulak
Date:  January 21, 2005       __________________________________________
                              By:  Edward L. Machulak, President



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